UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported) June 26, 2006

DEVCON INTERNATIONAL CORP.

(Exact name of registrant as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

000-07152	59-0671992
(Commission File Number)	(IRS Employer Identification No.)

595 SOUTH FEDERAL HIGHWAY, SUITE 500

BOCA RATON, FLORIDA 33432

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code (561) 208-7200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

On June 26, 2006, Devcon International Corp. (the “Company”) dismissed KPMG as the Company’s independent registered public accounting firm. The decision to dismiss KPMG was unanimously determined and recommended by the Audit Committee of the Company’s Board of Directors and approved by the Company’s Board of Directors.

The audit reports of KPMG on the financial statements of the Company as of and for the years ended December 31, 2004 and 2005 did not contain any adverse opinion or disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principle. During the fiscal years ended December 31, 2004 and 2005 and the subsequent interim period through June 26, 2006, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make reference thereto in its reports on the financial statements for such years.

In connection with the audits of the two fiscal years ended December 31, 2004 and 2005, and the subsequent interim period through June 26, 2006, there have been no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K), except that, in connection with the completion of its audit of, and the issuance of an unqualified report on the Company’s consolidated financial statements for the fiscal years ended December 31, 2005 and 2004, KPMG communicated to the Company’s management and Audit Committee that certain matters involving the Company’s internal controls were considered to be “material weaknesses”, as defined under the standards established by the Public Company Accounting Oversight Board, or PCAOB. In 2005, these matters pertained to (i) inadequate polices and procedures with respect to review and oversight of financial results to ensure that accurate consolidated financial statements were prepared and reviewed on a timely basis, (ii) inadequate number of individuals with experience concerning generally accepted accounting principles (“GAAP”) and (iii) inadequate review of account reconciliations, analyses and journal entries. In 2004, these matters pertained to inadequate controls pertaining to review and oversight of certain subsidiary financial results.

The Company has authorized KPMG to respond fully to the inquiries of the successor independent registered certified public accounting firm concerning the subject matter of each of the material weaknesses discussed above.

The Company has provided a copy of the above statements to KPMG and has requested and received from KPMG a letter addressed to the Securities and Exchange Commission stating whether or not KPMG agrees with such statements. A copy of that letter, dated June 26, 2006, is attached as Exhibit 16.1 to this filing.

On June 26, 2006, Berenfeld, Spritzer, Shechter & Sheer, CPAs (“BSS&S”) was appointed as the Company’s independent registered public accounting firm. The decision to engage BSS&S was unanimously determined and recommended by the Audit Committee of the Company’s Board of Directors and approved by the Company’s Board of Directors.

During the Company’s fiscal years ended December 31, 2004 and 2005 and through June 26, 2006, neither the Company nor anyone acting on its behalf consulted with BSS&S regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K), or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
16.1	Letter, dated July 12, 2006, from KPMG addressed to the Securities and Exchange Commission regarding KPMG’s concurrence with the statements made by the Company in this Current Report on Form 8-K/A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

DEVCON INTERNATIONAL CORP.

Dated: July 12, 2006	By:	/s/ Stephen J. Ruzika
Stephen J. Ruzika
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter, dated July 12, 2006, from KPMG addressed to the Securities and Exchange Commission regarding KPMG’s concurrence with the statements made by the Company in this Current Report on Form 8-K/A.